EXHIBIT 10.16 (c)

AMENDMENT NO. 8
TO
LOAN AND SECURITY AGREEMENT

THIS AMENDMENT NO. 8 TO LOAN AND SECURITY AGREEMENT (this "Amendment"), dated as of the 2nd day of November, 2005, made by and between

BANK OF AMERICA, N.A. (successor by assignment from Banc of America Leasing & Capital, LLC, successor by merger with FCC Transition LLC which in turn was the successor by merger with Fleet Capital Corporation), a national banking association (the "Lender"); and

CHAUTAUQUA AIRLINES, INC., an Indiana corporation (successor by merger with Chautauqua Airlines, Inc., a New York corporation) (the "Borrower"),

to the Loan and Security Agreement, dated December 9, 1998 (as amended, modified, restated or supplemented from time to time, the "Loan Agreement") between the Borrower and the Lender. All capitalized terms used herein without definition shall have the meanings ascribed to such terms in the Loan Agreement.

RECITALS
A. Pursuant to the Loan Agreement, the Lender has agreed to make loans and extend credit to the Borrower secured by the Collateral.

B. The Borrower has requested that the Loan Agreement be modified to eliminate a Change of Control as one of the enumerated Events of Default under the Loan Agreement.

C. The Lender has agreed to such request and to accomplish the foregoing, the Borrower and the Lender have agreed to amend the Loan Agreement as set forth herein.

STATEMENT OF AGREEMENT

NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby expressly acknowledged, the Borrower and the Lender hereby agree as follows:

ARTICLE I

AMENDMENTS TO LOAN AGREEMENT

The Loan Agreement is hereby amended as follows:

1.1. Definitions. The definition of "Change of Control" as set forth in Appendix A to the Loan Agreement is deleted in its entirety.

1.2. Events of Default. Section 11.1.9 of the Loan Agreement, Change of Control, is deleted in its entirety and in lieu thereof is substituted the phrase "RESERVED".

ARTICLE II

MODIFICATION OF LOAN DOCUMENTS

2.1. Loan Documents. The Loan Agreement and each of the other Loan Documents are amended to provide that any reference to the Loan Agreement in the Loan Agreement or any of the other Loan Documents shall mean the Loan Agreement as amended by this Amendment, and as it is further amended, restated, supplemented or modified from time to time.

ARTICLE III

REPRESENTATIONS AND WARRANTIES

The Borrower hereby represents and warrants to the Lender that as of the date hereof:

3.1. Compliance with the Loan Agreement and Other Loan Documents. The Borrower is in compliance with all of the terms and provisions set forth in the Loan Agreement and in the other Loan Documents to be observed or performed by the Borrower, except where the failure of the Borrower to comply has been waived in writing by the Lender.

3.2. Representations in Loan Agreement and other Loan Documents. The representations and warranties of the Borrower set forth in the Loan Agreement and the other Loan Documents are true and correct in all material respects except to the extent that such representations and warranties relate solely to or are specifically expressed as of a particular date or period which is past or expired as of the date hereof.

3.3. No Event of Default. No Default or Event of Default exists.
ARTICLE IV

GENERAL

4.1. Full Force and Effect. As expressly amended hereby, the Loan Agreement shall continue in full force and effect in accordance with the provisions thereof. As used in the Loan Agreement, "hereinafter", "hereto", "hereof" or words of similar import, shall, unless the context otherwise requires, mean the Loan Agreement as amended by this Amendment.

4.2. Applicable Law. This Amendment shall be governed by and construed in accordance with the internal laws and judicial decisions of the State of North Carolina.

4.3. Counterparts. This Amendment may be executed in one or more counterparts, each of which shall constitute an original, but all of which when taken together shall constitute but one and the same instrument.

4.4. Expenses. The Borrower shall reimburse the Lender for all reasonable legal fees and expenses incurred by the Lender in connection with the preparation, negotiation, execution and delivery of this Amendment and all other agreements and documents or contemplated hereby.

4.5. Headings. The headings in this Amendment are for the purpose of reference only and shall not affect the construction of this Amendment.

4.6. Waiver of Jury Trial. TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, THE BORROWER, THE PARENT AND THE LENDER EACH WAIVES THE RIGHT TO TRIAL BY JURY IN ANY ACTION, SUIT, PROCEEDING OR COUNTERCLAIM OF ANY KIND ARISING OUT OF OR RELATED TO THIS AMENDMENT, THE LOAN AGREEMENT OR THE OTHER LOAN DOCUMENTS OR THE TRANSACTIONS RELATED HERETO OR THERETO.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered on the date first above written.

BORROWER:

CHAUTAUQUA AIRLINES, INC

By:/s/ Robert H. Cooper
Title:Executive Vice President & Chief Financial Officer

LENDER:

BANK OF AMERICA, N.A.
(successor by assignment to
Fleet Capital Corporation)

By: /s/ Robert J. Walker
Title: Senior Vice President